Exhibit 99.2
Washington Federal, Inc.
Fact Sheet
September 30, 2020
($ in Thousands)

	As of 03/20		As of 06/20		As of 09/20
Allowance for Credit Losses (ACL) - Total	$175,751		$184,849		$191,955
ACL - Loans	157,101		165,349		166,955
ACL Unfunded Commitments	18,650		19,500		25,000
Total ACL as a % of Gross Loans	1.31%		1.29%		1.33%

	03/20 QTR	03/20 YTD	06/20 QTR	06/20 YTD	09/20 QTR	09/20 YTD
Loan Originations - Total	$1,236,664	$2,607,979	$2,117,035	$4,725,014	$1,495,586	$6,220,600
Multi-Family	127,289	214,018	118,060	332,078	71,040	403,118
Commercial Real Estate	106,906	179,933	55,845	235,778	230,544	466,322
Commercial & Industrial	347,969	761,584	1,143,166	1,904,750	264,158	2,168,908
Construction	338,748	771,192	294,063	1,065,255	392,347	1,457,602
Land - Acquisition & Development	12,796	53,488	14,695	68,183	20,196	88,379
Single-Family Residential	149,076	316,220	308,571	624,791	285,780	910,571
Construction - Custom	117,313	241,299	149,265	390,564	185,778	576,342
Land - Consumer Lot Loans	10,771	21,786	12,768	34,554	17,124	51,678
HELOC	24,864	46,975	20,190	67,165	26,120	93,285
Consumer	932	1,484	412	1,896	2,499	4,395

Purchased Loans (including acquisitions)	$—	$—	$15,456	$15,456	$—	$15,456

Net Loan Fee and Discount Accretion	$4,918	$9,843	$7,204	$17,047	$8,013	$25,060

Repayments
Loans	$1,203,182	$2,504,601	$1,248,747	$3,753,348	$1,343,274	$5,096,622
MBS	120,852	263,361	179,121	442,482	237,234	679,716

MBS Net Premium Amortization	$2,292	$4,827	$3,250	$8,077	$3,890	$11,967

Efficiency
Operating Expenses/Average Assets	1.94%	1.98%	1.68%	1.87%	1.69%	1.82%
Efficiency Ratio (%) (a)	59.34%	58.19%	57.65%	58.02%	62.09%	58.99%
Amortization of Intangibles	$552	$1,047	$552	$1,599	$552	$2,151
(a) Efficiency ratios for the year to date periods exclude the impact of $31.6 million gain on sales of fixed assets and $5.9 million impairment charge on computer hardware and software.

EOP Numbers
Shares Issued and Outstanding	75,706,100		75,706,026		75,689,364

Share repurchase information
Remaining shares authorized for repurchase	4,628,987		4,627,393		4,627,231
Shares repurchased	2,423,613	3,337,774	1,594	3,339,368	162	3,339,530
Average share repurchase price	$32.43	$33.58	$24.90	$33.58	$23.34	$33.58

Washington Federal, Inc.
Fact Sheet
September 30, 2020
($ in Thousands)

Tangible Common Book Value	As of 03/20		As of 06/20		As of 09/20
$ Amount	$1,653,635		$1,680,051		$1,704,227
Per Share	21.84		22.19		22.52

# of Employees	2,060		2,062		2,080

Investments
Available-For-Sale:
Agency MBS	$1,073,165		$1,034,014		$968,252
Other	619,882		1,029,946		1,281,240
	$1,693,047		$2,063,960		$2,249,492
Held-To-Maturity:
Agency MBS	$920,255		$827,316		$705,838
	$920,255		$827,316		$705,838

	As of 03/31/20		As of 06/30/20		As of 09/30/20
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$1,467,231	10.9%	$1,510,099	10.6%	$1,538,762	10.6%
Commercial Real Estate	1,717,535	12.8	1,707,893	11.9	1,895,086	13.1
Commercial & Industrial	1,371,128	10.2	2,158,000	15.1	2,132,160	14.7
Construction	2,204,283	16.4	2,328,987	16.3	2,403,276	16.6
Land - Acquisition & Development	197,010	1.5	195,212	1.4	193,745	1.3
Single-Family Residential	5,582,244	41.5	5,461,605	38.2	5,304,689	36.7
Construction - Custom	547,731	4.1	607,329	4.2	674,879	4.7
Land - Consumer Lot Loans	96,579	0.7	100,102	0.7	102,263	0.7
HELOC	145,761	1.1	140,636	1.0	139,703	1.0
Consumer	105,147	0.8	91,495	0.6	83,159	0.6
	13,434,649	100%	14,301,358	100%	14,467,722	100%
Less:
Allowance	157,101		165,349		166,955
Loans in Process	1,289,812		1,353,774		1,456,072
Net Deferred Fees, Costs and Discounts	31,095		48,809		52,378
Sub-Total	1,478,008		1,567,932		1,675,405
	$11,956,641		$12,733,426		$12,792,317

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$1,455,688	12.2%	$1,497,749	11.7%	$1,524,387	11.9%
Commercial Real Estate	1,707,894	14.3	1,684,761	13.2	1,862,173	14.6
Commercial & Industrial	1,321,271	11.0	2,095,768	16.5	2,076,848	16.2
Construction	1,206,794	10.1	1,309,255	10.3	1,328,258	10.4
Land - Acquisition & Development	141,519	1.2	141,592	1.1	142,838	1.1
Single-Family Residential	5,522,027	46.2	5,405,783	42.4	5,248,774	41.0
Construction - Custom	262,381	2.2	274,846	2.2	292,398	2.3
Land - Consumer Lot Loans	93,251	0.8	96,584	0.8	98,665	0.8
HELOC	144,036	1.2	138,578	1.1	137,652	1.1
Consumer	101,780	0.8	88,510	0.7	80,324	0.6
	$11,956,641	100%	$12,733,426	100%	$12,792,317	100%

Washington Federal, Inc.
Fact Sheet
September 30, 2020
($ in Thousands)

	As of 03/31/20			As of 06/30/20			As of 09/30/20
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$5,418,762	44.8%	80	$5,789,748	44.2%	80	$5,914,476	42.9%	80
Idaho	873,164	7.2	24	918,614	7.0	24	949,920	6.9	24
Oregon	2,436,763	20.2	46	2,591,126	19.8	46	2,627,720	19.1	46
Utah	318,227	2.6	10	576,795	4.4	10	988,498	7.2	10
Nevada	399,659	3.3	11	440,065	3.4	11	442,772	3.2	11
Texas	174,066	1.4	6	220,979	1.7	6	225,819	1.6	6
Arizona	1,401,451	11.6	31	1,429,184	10.9	31	1,481,603	10.8	31
New Mexico	1,066,328	8.8	26	1,143,083	8.7	26	1,148,816	8.3	26
Total	$12,088,420	100%	234	$13,109,594	100%	234	$13,779,624	100%	234

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$1,664,707	13.8%		$2,235,689	17.1%		$2,164,071	15.7%
Interest Checking	2,210,387	18.3		2,410,041	18.4		3,029,576	22.0
Savings	759,604	6.3		832,383	6.3		872,087	6.3
Money Market	3,029,341	25.0		3,422,335	26.1		3,740,698	27.1
Time Deposits	4,424,381	36.6		4,209,146	32.1		3,973,192	28.9
Total	$12,088,420	100%		$13,109,594	100%		$13,779,624	100%

Deposits greater than $250,000 - EOP	$3,953,908			$4,781,447			$5,491,395

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$925,549	1.79%		$925,920	1.78%		$1,178,602	1.27%
From 4 to 6 months	927,835	1.79%		1,192,090	1.29%		1,282,051	1.14%
From 7 to 9 months	875,111	1.61%		919,329	1.47%		371,896	0.78%
From 10 to 12 months	809,660	1.61%		262,359	0.95%		235,286	0.70%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Accrual Loans:
Multi-Family	$—	—%		$224	0.6%		$—	—%
Commercial Real Estate	4,374	13.4		3,416	9.7		3,771	13.0
Commercial & Industrial	470	1.4		1,847	5.3		329	1.1
Construction	3,353	10.3		3,353	9.6		1,669	5.8
Land - Acquisition & Development	82	0.3		78	0.2		—	—
Single-Family Residential	22,859	70.1		24,876	71.1		22,431	77.2
Construction - Custom	—	—		—	—		—	—
Land - Consumer Lot Loans	408	1.2		277	0.8		243	0.8
HELOC	1,064	3.3		866	2.5		553	1.9
Consumer	—	—		64	0.2		60	0.2
Total non-accrual loans	32,610	100%		35,001	100%		29,056	100%
Real Estate Owned	5,463			5,956			4,966
Other Property Owned	3,314			3,673			3,673
Total Non-Performing Assets	$41,387			$44,630			$37,695

Non-performing loans as % of total net loans	0.27%			0.27%			0.23%
Non-performing assets as % of total assets	0.24%			0.25%			0.20%

Washington Federal, Inc.
Fact Sheet
September 30, 2020
($ in Thousands)

	As of 03/31/20		As of 06/30/20		As of 09/30/20
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Multi-Family	$316	0.3%	$310	0.3%	$304	0.3%
Commercial Real Estate	1,883	1.8	1,849	1.9	1,462	1.6
Commercial & Industrial	396	0.4	433	0.4	51	0.1
Construction	—	—	—	—	—	—
Land - Acquisition & Development	82	0.1	78	0.1	—	—
Single-Family Residential	97,025	93.2	91,290	93.1	85,607	93.6
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	3,418	3.3	3,206	3.3	3,106	3.4
HELOC	843	0.8	835	0.9	826	0.9
Consumer	56	0.1	55	0.1	52	0.1
Total restructured loans	$104,019	100%	$98,056	100%	$91,408	100%

Restructured loans were as follows:
Performing	$101,076	97.2%	$95,093	97.0%	$89,072	97.4%
Non-performing (b)	2,943	2.8	2,963	3.0	2,336	2.6
Total restructured loans	$104,019	100%	$98,056	100%	$91,408	100%
(b) Included in "Total non-accrual loans" above

	AMOUNT	CO % (c)	AMOUNT	CO % (c)	AMOUNT	CO % (c)
Net Charge-offs (Recoveries) by Category
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(1,007)	(0.23)	(193)	(0.05)	(866)	(0.18)
Commercial & Industrial	72	0.02	2,860	0.53	915	0.17
Construction	(5)	—	—	—	(129)	(0.02)
Land - Acquisition & Development	(126)	(0.26)	(433)	(0.89)	(51)	(0.11)
Single-Family Residential	(192)	(0.01)	(377)	(0.03)	(447)	(0.03)
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(399)	(1.65)	(17)	(0.07)	(46)	(0.18)
HELOC	(1)	—	(1)	—	(1)	—
Consumer	(130)	(0.49)	(137)	(0.60)	19	0.09
Total net charge-offs (recoveries)	$(1,788)	(0.05)%	$1,702	0.05%	$(606)	(0.02)%
(c) Annualized Net Charge-offs (recoveries) divided by Gross Balance

FHLB Advances (Effective Maturity)	Amount	Rate	Amount	Rate	Amount	Rate
Within 1 year	$450,000	1.51%	$300,000	1.59%	$630,000	2.69%
1 to 3 years	850,000	2.49%	950,000	2.72%	520,000	2.21%
3 to 5 years	650,000	2.20%	450,000	2.29%	450,000	2.29%
More than 5 years	1,100,000	(0.05)%	1,100,000	0.08%	1,100,000	0.87%
Total	$3,050,000		$2,800,000		$2,700,000

Interest Rate Risk
NPV post 200 bps shock (d)		12.1%		14.8%		15.6%
Change in NII after 200 bps shock (d)		1.9%		3.0%		3.4%
(d) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
September 30, 2020
($ in Thousands)

Historical CPR Rates (e)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

9/30/2018	12.3%	12.0%
12/31/2018	10.4%	10.3%
3/31/2019	9.3%	9.4%
6/30/2019	13.8%	11.4%
9/30/2019	18.2%	16.9%
12/31/2019	22.0%	21.7%
3/31/2020	19.8%	19.7%
6/30/2020	28.1%	30.3%
9/30/2020	31.2%	42.8%

(e) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
September 30, 2020
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	March 31, 2020			June 30, 2020			September 30, 2020
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$11,890,545	$138,549	4.67%	$12,470,825	$132,847	4.27%	$12,777,706	$132,165	4.10%
Mortgage-backed securities	2,194,479	14,341	2.62	1,931,826	10,843	2.25	1,756,588	8,516	1.92
Cash & investments	951,719	5,281	2.23	2,093,965	4,696	0.90	2,526,684	4,710	0.74
FHLB & FRB Stock	122,320	1,447	4.74	152,122	1,322	3.49	142,207	1,723	4.81

Total interest-earning assets	15,159,063	159,618	4.22%	16,648,738	149,708	3.61%	17,203,185	147,114	3.39%
Other assets	1,204,060			1,294,675			1,327,413
Total assets	$16,363,123			$17,943,413			$18,530,598

Liabilities and Equity
Interest-bearing customer accounts	10,309,374	28,638	1.11%	10,692,697	21,393	0.80%	11,335,819	18,800	0.66%
FHLB advances	2,208,242	13,368	2.43	2,953,297	10,938	1.49	2,705,435	13,482	1.98
Other borrowings	77	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	12,517,693	42,006	1.35%	13,645,994	32,331	0.95%	14,041,254	32,282	0.91%
Noninterest-bearing customer accounts	1,610,077			2,045,305			2,182,773
Other liabilities	212,129			262,108			295,544
Total liabilities	14,339,899			15,953,407			16,519,571
Stockholders’ equity	2,023,224			1,990,006			2,011,027
Total liabilities and equity	$16,363,123			$17,943,413			$18,530,598

Net interest income		$117,612			$117,377			$114,832

Net interest margin (1)			3.10%			2.82%			2.67%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
September 30, 2020
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2020
Multi-Family	1,103	1,395	$1,538,240	—	—	—	—	—%	$—	—%
Commercial Real Estate	1,103	1,709	1,884,688	—	1	2	3	0.27	478	0.03
Commercial & Industrial	8,629	245	2,115,513	—	2	4	6	0.07	863	0.04
Construction	549	2,463	1,352,414	—	—	2	2	0.36	1,662	0.12
Land - Acquisition & Development	122	1,259	153,571	—	—	—	—	—	—	—
Single-Family Residential	21,918	242	5,293,962	30	13	99	142	0.65	26,354	0.50
Construction - Custom	1,161	255	295,953	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,123	90	101,394	1	—	3	4	0.36	365	0.36
HELOC	3,090	45	140,222	10	4	9	23	0.74	731	0.52
Consumer	2,825	29	83,315	22	5	21	48	1.70	356	0.43
	41,623	311	$12,959,272	63	25	140	228	0.55%	$30,809	0.24%
June 30, 2020
Multi-Family	1,091	1,384	$1,509,837	—	—	1	1	0.09%	$224	0.01%
Commercial Real Estate	1,101	1,545	1,700,568	1	1	6	8	0.73	3,266	0.19
Commercial & Industrial	8,524	251	2,138,462	—	7	11	18	0.21	3,736	0.17
Construction	556	2,401	1,334,948	—	—	2	2	0.36	3,353	0.25
Land - Acquisition & Development	118	1,290	152,234	—	—	—	—	—	—	—
Single-Family Residential	22,746	240	5,452,424	27	25	93	145	0.64	29,122	0.53
Construction - Custom	1,069	260	278,182	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,117	89	99,255	3	2	5	10	0.90	482	0.49
HELOC	3,042	46	141,165	4	1	12	17	0.56	720	0.51
Consumer	2,952	31	91,700	23	25	13	61	2.07	702	0.77
	42,316	305	$12,898,775	58	61	143	262	0.62%	$41,605	0.32%
March 31, 2020
Multi-Family	1,103	1,330	$1,467,430	1	—	—	1	0.09%	$356	0.02%
Commercial Real Estate	1,107	1,556	1,722,533	2	3	5	10	0.90	4,642	0.27
Commercial & Industrial	1,824	746	1,359,847	16	—	7	23	1.26	2,273	0.17
Construction	529	2,325	1,230,142	—	—	2	2	0.38	3,353	0.27
Land - Acquisition & Development	115	1,321	151,919	1	—	—	1	0.87	394	0.26
Single-Family Residential	23,347	239	5,568,843	40	20	74	134	0.57	26,182	0.47
Construction - Custom	993	267	265,556	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,109	86	95,829	2	2	6	10	0.90	777	0.81
HELOC	3,086	47	146,282	4	2	10	16	0.52	1,052	0.72
Consumer	3,133	34	105,361	42	65	13	120	3.83	630	0.60
	36,346	333	$12,113,742	108	92	117	317	0.87%	$39,659	0.33%